UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2024

NORTH EUROPEAN OIL ROYALTY TRUST

(Exact name of registrant as specified in its charter)

   Delaware           1-8245        22-2084119

State or other jurisdiction    (Commission      (I.R.S. Employer

of incorporation       File Number)      Identification No.)

   5 N. Lincoln Street, Keene, NH 03431
(Address of principal executive offices, and Zip Code)

 (732) 741-4008
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

 [ ]  Written communication pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

 [ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

 [ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class      Trading Symbol(s) Name of each exchange on which registered

Units of Beneficial Interest   NRT        New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02(b)  Departure of Directors or Certain Officers; Election of Directors; Appointment        of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 to Current Report on Form 8-K (the "Form 8-K/A") amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by North European Oil Royalty Trust (the "Trust") on September 17, 2024 (the "Original Form 8-K"). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed solely to provide the information required by Item 5.02(d)(3), as such information was not determined and was unavailable at the time of the required filing of the Original Form 8-K. No other changes have been made to the Original Form 8-K.

On October 22, 2024, effective immediately, the Trustees of the Trust appointed Richard P. Howard to the Audit Committee and appointed Andrew S. Borodach to the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

By:  /s/ John R. Van Kirk
   John R. Van Kirk
   Managing Director

October 23, 2024